THIS SUPPLEMENT SUPERCEDES ALL PRIOR SUPPLEMENTS

SA Funds – Investment Trust

Supplement dated April 1, 2004

to Prospectus dated October 28, 2003

PRINCIPAL INVESTMENT STRATEGIES FOR

SA INTERNATIONAL HBtM FUND AND

SA INTERNATIONAL SMALL COMPANY FUND

SA EQUITY FUNDS: INVESTMENT TERMS

Effective immediately, the following paragraph is hereby added to the section on page 11 of the Prospectus entitled SA Equity Funds: Investment Terms:

Market Capitalization Weighted Approach

For the purposes of this Prospectus, when investing on a market capitalization weighted basis, a market capitalization weighted approach will be used which may include adjusting that weighting to consider such factors as free float, trading strategies, liquidity management and other factors that the sub-adviser determines appropriate, given market conditions.

SA INTERNATIONAL HBtM FUND

Effective immediately, the third paragraph in the section on page 22 of the Prospectus entitled Principal Investment Strategies for SA International HBtM Fund is hereby deleted and replaced with the following:

The sub-adviser intends to invest in the stocks of large companies.  The sub-adviser determines company size on a country or region specific basis and based primarily on market capitalization.  In the countries or regions authorized for investment, the sub-adviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations.  The sub-adviser then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the Fund with respect to each country or region.  As of the date of this supplement, on an aggregate basis for the Fund, the sub-adviser considers large companies to be those companies with a market capitalization of at least $717 million.  This threshold will vary by country and region and will change with market conditions.

The Fund intends to purchase securities within each applicable country using a market capitalization weighted approach.  The sub-adviser, using this approach and its best judgment, will seek to set country weights based on the relative market capitalization of eligible large companies within each country.

SA INTERNATIONAL SMALL COMPANY FUND

Effective immediately, certain of the information on pages 25-29 and 51-54 of the Prospectus relating to the Principal Investment Strategies of SA International Small Company Fund is hereby changed to the following:

As of the date of this supplement, the Master Fund invests its assets in the Underlying Funds within the following ranges (expressed as a percentage of the Fund’s assets):

Underlying Fund                                              Investment Range

Japanese Series                                                                    15-40%

United Kingdom Series                                                        15-35%

Continental Series                                                                 25-50%

Pacific Rim Series                                                                    0-25%

The allocation of the assets of the Master Fund to be invested in the Underlying Funds will be determined by the sub-adviser on at least a semi-annual basis.  In setting the target allocation, the sub-adviser will first consider the market capitalizations of all eligible companies in each of the Underlying Funds.  The sub-adviser expects to change the relative weights ascribed to each Underlying Fund, based on its updated market capitalization calculations, when it determines that fundamental changes in the relative values ascribed by market forces to each relevant geographic area have occurred.  To maintain target weights during the period, adjustments may be made by applying future purchases by the Master Fund in proportion necessary to rebalance the investment portfolio of the Master Fund.

The sub-adviser determines company size on a country or region specific basis and based primarily on market capitalization.  The sub-advisor first ranks eligible companies listed on selected exchanges in the specific country or region by market capitalization.  The sub-adviser then determines the universe of eligible stocks by defining the maximum market capitalization of a small company in that country or region.  As of the date of this supplement, the sub-adviser considers small companies in the Underlying Funds, respectively, to be those companies that have market capitalizations below the following:

Underlying Fund

             Maximum Market Capitalization

Japanese Series

  $739 million

United Kingdom Series

  $1,285 million

Continental Series

  $2,650 million*

Examples of country or region breaks:

EMU

  $1,526 million

Denmark

  $1,080 million

Greece

  $1,526 million

Pacific Rim Series

Australia

  $832 million

Hong Kong

  $886 million

New Zealand

  $719 million

Singapore

  $789 million

* The maximum market capitalization of a company in any country or region purchased in the Continental Series

These thresholds will change with market conditions.  Additionally, the Underlying Funds do not intend to purchase shares of any company in any country or region whose market capitalization is less than $5 million.

PURCHASING SHARES

Effective immediately, the fifth paragraph entitled Minimum Investments in the section labeled Your Account: Purchasing Shares on page 34 of the Prospectus is hereby deleted.

SA EQUITY FUNDS

Effective immediately, the first sentence of the third paragraph in the section entitled SA Equity Funds: Portfolio Construction, pertaining to SA International HBtM Fund, on page 47 of the Prospectus is hereby deleted.

Effective immediately, the first paragraph in the section on page 49 of the Prospectus entitled SA Equity Funds: Deviation from Market Capitalization Weighting is hereby deleted and replaced with the following:

The investment portfolios of SA U.S. Market Fund, SA U.S. HBtM Fund, SA U.S. Small Company Fund, SA International HBtM Fund and the Underlying Funds of the Master Fund of SA International Small Company Fund use a market capitalization weighted approach.  Market capitalization weighting may be adjusted by the sub-advisor for a variety of factors resulting in deviation from market capitalization weighting.  First, the sub-adviser may adjust the market capitalization weighting for free float by excluding the share capital of a company that is not freely available for trading in the public equity markets by international investors.  The sub-adviser may also exclude the stock of a company that meets each Fund’s applicable market capitalization criterion if the sub-adviser determines in its best judgment that the purchase of such stock is inappropriate given other conditions.  Deviation also will occur because the sub-adviser intends to purchase in round lots only.  Furthermore, the sub-adviser may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity.  A portion, but generally not in excess of 20% of each Fund’s assets, may be invested in interest-bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting.  A further deviation may occur due to investments by each Fund in privately placed convertible debentures.  Finally, the tax management strategies undertaken by SA U.S. HBtM Fund, SA U.S. Small Company fund and SA International HBtM Fund may cause deviation from market capitalization weighting.

CHANGE OF INTERNET ADDRESS

Effective immediately, the Internet address for obtaining information about the SA Funds that appears on the back cover of the prospectus is changed to http://www.LoringWard.com.